MUNIHOLDINGS
NEW YORK
INSURED
FUND IV, INC.




FUND LOGO




Semi-Annual Report

November 30, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund IV, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


MuniHoldings New York
Insured Fund IV, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniHoldings New York Insured Fund IV, Inc.


The Benefits and
Risks of
Leveraging


MuniHoldings New York Insured Fund IV, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings New York Insured Fund IV, Inc., November 30, 1999


DEAR SHAREHOLDER


We are pleased to provide you with this first semi-annual report for MuniHoldings New York Insured Fund IV, Inc. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes by investing in a portfolio of long-term, investment-grade municipal obligations.

Since inception (July 23, 1999) through November 30, 1999, MuniHoldings New York Insured Fund IV, Inc. earned $0.293 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.05%, based on a month-end net asset value of $13.50 per share. Over the same period, the Fund's total investment return was -8.34%, based on a change in per share net asset value from $15.00 to $13.50, and assuming reinvestment of $0.224 per share income dividends.

For the period July 23, 1999 through November 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.28%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended November 30, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and into November. During the period, yields on 30-year US Treasury bonds increased over 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the six months ended November 30, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 70 basis points to 6.14% by November 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $230 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $115 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance represented a decline of over 5% when compared to the same period in 1998. It is likely that many tax-exempt issuers have accelerated their financings in recent months to avoid any potential Year 2000 (Y2K)- related disruptions at year-end. It is likely that this increased new-issue volume in October and November is at the expense of future bond issuance, particularly in early 2000. Consequently, the municipal market's positive technical position is likely to continue into early next year.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At November 30, 1999, long-term uninsured municipal revenue bond yields were almost 98% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. We believe Y2K considerations have prohibited any further Federal Reserve Board moves from the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
MuniHoldings New York Insured Fund IV, Inc. was initially structured during the four-month period ended November 30, 1999. Our main priority during this period was to invest the Fund so that dividend payments could begin as soon as possible. We attempted to structure the Fund with the highest coupons available in the market to seek to generate a higher level of tax-exempt income for shareholders.

Since the Fund's inception on July 23, 1999 to November 30, 1999, long-term municipal interest rates rose about 45 basis points. While this was not beneficial to the Fund's total return, it allowed us to structure the Fund with an even higher average coupon than was available when the Fund was established. This further supported our effort to enhance tax-exempt income.


MuniHoldings New York Insured Fund IV, Inc., November 30, 1999


Looking ahead, we believe that the rise in interest rates has been excessive relative to the amount of inflation that is evident in the economy. Therefore, with interest rates at attractive levels, we expect to invest the remainder of the Fund's cash reserves in an effort to increase the Fund's tax-exempt income before interest rates return to levels consistent with the current inflationary environment.


In Conclusion
We appreciate your investment in MuniHoldings New York Insured Fund IV, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



December 30, 1999




SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount    Issue                                                             Value
New York--94.8%       NR*     Aaa     $ 2,500   Albany County, New York, Airport Authority, Airport
                                                Revenue Bonds, RITR, AMT, Series RI-7, 7.62%
                                                due 12/15/2023 (d)(f)                                         $    2,431

                                                Long Island Power Authority, New York, Electric System
                                                Revenue Refunding Bonds, Series A (e):
                      AAA     Aaa       1,100     5.25% due 12/01/2026                                               989
                      AAA     Aaa       4,500     5.50% due 12/01/2029                                             4,200

                      AAA     Aaa       3,500   Metropolitan Transportation Authority, New York,
                                                Commuter Facilities Revenue Bonds (Grand Central
                                                Terminal), Series 1, 5.70% due 7/01/2024 (d)                       3,379

                                                Metropolitan Transportation Authority, New York,
                                                Dedicated Tax Fund Revenue Bonds, Series A:
                      AAA     Aaa       3,000     4.75% due 4/01/2028 (b)                                          2,464
                      AAA     Aaa       6,000     5% due 4/01/2029 (d)                                             5,147

                      AAA     Aaa       1,310   Metropolitan Transportation Authority, New York,
                                                Transit Facilities Revenue Refunding Bonds, Series A,
                                                4.75% due 7/01/2024 (e)                                            1,090

                                                Nassau County, New York, GO, Series B (a):
                      AAA     Aaa       1,005     5.25% due 6/01/2023                                                909
                      AAA     Aaa       2,800     5.25% due 6/01/2024                                              2,526

                      AAA     Aaa       3,250   Nassau County, New York, IDA, Civic Facilities Revenue
                                                Refunding Bonds (Hofstra University Project), 4.75%
                                                due 7/01/2028 (e)                                                  2,667

                                                New York City, New York, City Housing Development
                                                Corporation, M/F Housing Revenue Bonds, AMT, Series C:
                      AA      Aa2         510     5.60% due 11/01/2019                                               481
                      AA      Aa2       1,500     5.70% due 5/01/2031                                              1,406

                                                New York City, New York, City Municipal Water Finance
                                                Authority, Water and Sewer System Revenue Refunding Bonds:
                      AAA     Aaa       4,600     Series A, 5.50% due 6/15/2023 (a)                                4,328
                      AAA     Aaa       3,200     Series B, 5.125% due 6/15/2030 (b)                               2,786
                      AAA     Aaa       1,500     Series F, 5.50% due 6/15/2023 (e)                                1,411

                      NR*     VMIG1++     350   New York City, New York, City Transitional Finance
                                                Authority Revenue Bonds, Future Tax Secured, VRDN,
                                                Series C, 3.60% due 5/01/2028 (g)                                    350

                      AAA     NR*       2,000   New York City, New York, City Transitional Finance
                                                Authority Revenue Bonds, RIB, Series 141, 6.75% due
                                                5/01/2025 (b)(f)                                                   1,750

                      AAA     Aaa       8,000   New York City, New York, City Trust Cultural Resource
                                                Revenue Bonds (American Museum of Natural History),
                                                Series A, 5.75% due 7/01/2029 (a)                                  7,735

                      AAA     Aaa       3,000   New York City, New York, City Trust Cultural Resource
                                                Trust, Revenue Refunding Bonds (Museum of Modern Art),
                                                Series A, 5.50% due 1/01/2021 (a)                                  2,842

                      A1+     VMIG1++     300   New York City, New York, GO, VRDN, Sub-Series B-2, 4%
                                                due 8/15/2021 (g)                                                    300

                      NR*     Aaa         885   New York City, New York, IDA, Civic Facility Revenue
                                                Bonds (Anti-Defamation League Foundation), Series A,
                                                5.50% due 6/01/2022 (e)                                              832

                      A       A2        2,400   New York City, New York, IDA, Special Facilities
                                                Revenue Bonds (British Airways PLC Project), AMT, 5.25%
                                                due 12/01/2032                                                     2,036

                      AAA     Aaa       4,400   New York State Dormitory Authority, Hospital Revenue
                                                Bonds (New York Hospital Medical Center), 5.55% due
                                                8/15/2029 (a)(c)                                                   4,126

                                                New York State Dormitory Authority Revenue Bonds:
                      AAA     Aaa       1,000     (Mental Health Services Facilities), Series B,
                                                  5.375% due 2/15/2026 (d)                                           917
                      AAA     Aaa       2,000     (Mount Sinai School of Medicine), Series A,
                                                  5.15% due 7/01/2024 (e)                                          1,805
                      NR*     Aaa       4,000     RIB, Series 156, 6.713% due 8/01/2029 (a)(c)(f)                  3,355
                      AAA     Aaa       2,500     (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)            2,282
                      AAA     Aaa       2,500     (State University Educational Facilities), Series B,
                                                  4.75% due 5/15/2028 (e)                                          2,053


Portfolio
Abbreviations


To simplify the listings of MuniHoldings New York Insured Fund IV, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
DATES   Daily Adjustable Tax-Exempt Securities
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes




MuniHoldings New York Insured Fund IV, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                (in Thousands)
                      S&P     Moody's    Face
STATE               Ratings   Ratings   Amount  Issue                                                          Value
New York                                        New York State Dormitory Authority, Revenue
(concluded)                                     Refunding Bonds (e):
                      AAA     Aaa     $ 4,300     (City University System), Third Generation Resources,
                                                  Series 1, 5.50% due 7/01/2024                               $    4,041

                      AAA     Aaa       2,000     (Mental Health Services Facilities Improvement),
                                                  Series D, 4.75% due 2/15/2025                                    1,655

                      A-      Baa3      4,500   New York State Energy Research and Development Authority,
                                                Electric Facilities Revenue Bonds (LILCO Project), AMT,
                                                Series B, 5.30% due 11/01/2023                                     3,959

                                                New York State Energy Research and Development Authority,
                                                PCR (Niagara Mohawk Power Corporation Project)(g):
                      A1+     NR*         700     DATES, Series A, 4% due 7/01/2015                                  700
                      A1+     NR*       1,800     VRDN, AMT, 4.10% due 12/01/2023                                  1,800

                      A1+     VMIG1++   1,100   New York State, HFA, Revenue Bonds (Normandie Court-I
                                                Project), VRDN, 3.70% due 5/15/2015 (g)                            1,100

                      AAA     NR*       2,100   New York State Mortgage Agency and Homeowner Revenue
                                                Refunding Bonds, Series 83, 5.55% due 10/01/2027 (e)(h)            1,978

                      A1+     VMIG1++     100   New York State Thruway Authority Revenue Bonds, VRDN,
                                                3.75% due 1/01/2024 (b)(g)                                           100

                      AAA     Aaa       4,000   New York State Urban Development Corporation Revenue Bonds
                                                (Correctional Facilities Service Contract), Series B,
                                                4.75% due 1/01/2028 (a)                                            3,278

                      AAA     Aaa       2,500   New York State Urban Development Corporation, Revenue
                                                Refunding Bonds (Correctional Facilities), 5% due
                                                1/01/2019 (d)                                                      2,221

                      NR*     VMIG1++   3,000   Port Authority of New York and New Jersey, Special
                                                Obligation Revenue Refunding Bonds (Versatile Structure
                                                Obligation), VRDN, AMT, Series 6, 3.85% due 12/01/2017 (g)         3,000

                      Total Investments (Cost--$95,184)--94.8%                                                    90,429

                      Variation Margin on Financial Futures Contracts++++--0.0%                                      (43)

                      Other Assets Less Liabilities--5.2%                                                          4,966
                                                                                                               ---------
                      Net Assets--100.0%                                                                       $  95,352
                                                                                                               =========


                   (a)AMBAC Insured.
                   (b)FGIC Insured.
                   (c)FHA Insured.
                   (d)FSA Insured.
                   (e)MBIA Insured.
                   (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
                   (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
                   (h)All of a portion of security held as collateral in connection with open financial futures contracts.
                     *Not Rated.
                    ++Highest short-term rating by Moody's Investors Service, Inc.
                  ++++Financial futures contracts sold as of November 30, 1999 were as follows:
                                                            (in Thousands)
                      Number of                     Expiration
                      Contracts      Issue             Date           Value

                        125    US Treasury Notes     March 2000     $11,633
                                                                    -------
                      Total Financial Futures Contracts Sold
                      (Total Contract Price--$11,782)               $11,633
                                                                    =======


                      See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1999
Assets:             Investments, at value (identified cost--$95,184,037)                                    $ 90,428,948
                    Cash                                                                                          30,239
                    Receivables:
                      Securities sold                                                      $  3,410,650
                      Interest                                                                1,778,133
                      Investment adviser                                                          8,843        5,197,626
                                                                                           ------------     ------------
                    Total assets                                                                              95,656,813
                                                                                                            ------------

Liabilities:        Payables:
                      Offering costs                                                            125,919
                      Dividends to shareholders                                                  90,489
                      Variation margin                                                           42,968          259,376
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        45,408
                                                                                                            ------------
                    Total liabilities                                                                            304,784
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 95,352,029
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,560 shares of AMPS*
                      issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 39,000,000
                      Common Stock, par value $.10 per share (4,174,097 shares issued
                      and outstanding)                                                     $    417,410
                    Paid-in capital in excess of par                                         61,618,772
                    Undistributed investment income--net                                        388,617
                    Accumulated realized capital losses on investments--net                  (1,467,095)
                    Unrealized depreciation on investments--net                              (4,605,675)
                                                                                           ------------
                    Total--Equivalent to $13.50 net asset value per share of
                    Common Stock (market price--$11.75)                                                       56,352,029
                                                                                                            ------------
                    Total capital                                                                           $ 95,352,029
                                                                                                            ============


                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniHoldings New York Insured Fund IV, Inc., November 30, 1999


STATEMENT OF OPERATIONS
                    For the Period July 23, 1999++ to November 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  1,795,292
Income:

Expenses:           Investment advisory fees                                               $    174,505
                    Commission fees                                                              31,318
                    Accounting services                                                          17,400
                    Professional fees                                                            13,394
                    Transfer agent fees                                                           9,795
                    Directors' fees and expenses                                                  8,199
                    Custodian fees                                                                3,256
                    Listing fees                                                                  2,863
                    Printing and shareholder reports                                              2,514
                    Pricing fees                                                                  1,964
                    Other                                                                         1,927
                                                                                           ------------
                    Total expenses before reimbursement                                         267,135
                    Reimbursement of expenses                                                  (172,247)
                                                                                           ------------
                    Total expenses after reimbursement                                                            94,888
                                                                                                            ------------
                    Investment income--net                                                                     1,700,404
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,467,095)
Unrealized Loss on  Unrealized depreciation on investments--net                                               (4,605,675)
Investments--Net:                                                                                           ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (4,372,366)
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                      July 23, 1999++ to
                    Increase (Decrease) in Net Assets:                                                 November 30, 1999
Operations:         Investment income--net                                                                  $  1,700,404
                    Realized loss on investments--net                                                         (1,467,095)
                    Unrealized depreciation on investments--net                                               (4,605,675)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                      (4,372,366)
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                                              (936,463)
                      Preferred Stock                                                                           (375,324)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (1,311,787)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                    62,511,450
Transactions:       Proceeds from issuance of Preferred Stock                                                 39,000,000
                    Offering costs resulting from the issuance of Common Stock                                  (140,931)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (434,342)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       100,936,177
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                              95,252,024
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $ 95,352,029
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    388,617
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings New York Insured Fund IV, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                      July 23, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                            November 30, 1999
Per Share           Net asset value, beginning of period                                                       $   15.00
Operating                                                                                                      ---------
Performance:        Investment income--net                                                                           .40
                    Realized and unrealized loss on investments--net                                               (1.44)
                                                                                                               ---------
                    Total from investment operations                                                               (1.04)
                                                                                                               ---------
                    Less dividends to Common Stock shareholders from investment income--net                         (.22)
                                                                                                               ---------
                    Capital charge resulting from issuance of Common Stock                                          (.04)
                                                                                                               ---------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                      Investment income--net                                                                        (.09)
                    Capital charge resulting from issuance of Preferred Stock                                       (.11)
                                                                                                               ---------
                    Total effect of Preferred Stock activity                                                        (.20)
                                                                                                               ---------
                    Net asset value, end of period                                                             $   13.50
                                                                                                               =========
                    Market price per share, end of period                                                      $   11.75
                                                                                                               =========

Total Investment    Based on market price per share                                                              (20.22%)+++
Return:**                                                                                                      =========
                    Based on net asset value per share                                                            (8.34%)+++
                                                                                                               =========

Ratios Based on     Total expenses, net of reimbursement***                                                         .47%*
Average Net Assets                                                                                             =========
Of Common Stock:    Total expenses***                                                                              1.32%*
                                                                                                               =========
                    Total investment income--net***                                                                8.38%*
                                                                                                               =========
                    Amount of dividends to Preferred Stock shareholders                                            1.85%*
                                                                                                               =========
                    Investment income--net, to Common Stock shareholders                                           6.53%*
                                                                                                               =========

Ratios Based        Total expenses, net of reimbursement                                                            .30%*
on Total                                                                                                       =========
Average Net         Total expenses                                                                                  .84%*
Assets:++++++***                                                                                               =========
                    Total investment income--net                                                                   5.36%*
                                                                                                               =========

Ratios Based on     Dividends to Preferred Stock shareholders                                                      3.28%*
Average Net Assets                                                                                             =========
of Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                           $  56,352
Data:                                                                                                          =========
                    Preferred Stock outstanding, end of period (in thousands)                                  $  39,000
                                                                                                               =========
                    Portfolio turnover                                                                            38.04%
                                                                                                               =========

Leverage:           Asset coverage per $1,000                                                                  $   2,445
                                                                                                               =========

Dividends           Investment income--net                                                                     $     241
Per Share on                                                                                                   =========
Preferred Stock
Outstanding:

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on August 16, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings New York Insured Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on June 16, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MNW. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniHoldings New York Insured Fund IV, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period July 23, 1999 to November 30, 1999, FAM earned fees of $174,505, of which $156,206 was voluntarily waived. In addition, FAM also reimbursed the Fund $16,041 in additional expenses.

During the period July 23, 1999 to November 30, 1999, Merrill,
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $292,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to November 30, 1999 were $119,034,176 and $29,513,811, respectively.

Net realized gains (losses) for the period July 23, 1999 to November 30, 1999 and net unrealized gains (losses) as of November 30, 1999 were as follows:

                                  Realized        Unrealized
                               Gains (Losses)   Gains (Losses)

Long-term investments           $ (1,691,251)    $(4,755,089)
Financial futures contracts          224,156         149,414
                                ------------     -----------
Total                           $ (1,467,095)    $(4,605,675)
                                ============     ===========

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $4,755,089, of which $87,695 related to appreciated securities and $4,842,784 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $95,184,037.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period July 23, 1999 to November 30, 1999 increased by 4,167,430 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1999 was 4.05%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,560 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period July 23, 1999 to November 30, 1999 increased by 1,560 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period July 23, 1999 to November 30, 1999, MLPF&S an affiliate of FAM, earned
$23,993 as commissions.


5. Subsequent Event:
On December 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on December 30, 1999 to shareholders of record as of December 23, 1999.


MuniHoldings New York Insured Fund IV, Inc., November 30, 1999


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE



The quality ratings of securities in the Fund as of November 30, 1999 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  78.8%
AA/Aa                                     2.0
A/A                                       6.3
Other++                                   7.7

[FN]
++Temporary investments in short-term municipal securities.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol
MNW